Revolutionizing the Treatment of Autoimmune Disorders and Malignancies Investor Presentation October 2019 Exhibit 99.1

Forward-Looking Statements Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “target,” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the potential use of our product candidates to treat patients, the association of data with treatment outcomes, the design, timing of initiation, progress, enrollment and scope of clinical trials for our product candidates, the expected timing of program updates and data disclosures, the timing of filing INDs and other regulatory documents, the timing and likelihood of seeking regulatory approval for our product candidates, and the patient prevalence, regulatory pathway and competitive landscape for our product candidates. These forward-looking statements reflect Kezar's current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, and unexpected litigation or other disputes. Other factors that may cause our actual results to differ from current expectations are discussed in Kezar’s most recent Form 10-K or Form 10-Q filed with the U.S. Securities and Exchange Commission, under the caption “Risk Factors” and elsewhere in such reports. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

The Kezar Opportunity: Pioneering immunoproteasome inhibition, a new approach in autoimmunity

KZR-616: A Novel, Differentiated Approach	• Potential to be a first-in-class selective immunoproteasome inhibitor • Uniquely broad immunomodulatory approach, with target expressed across all immune cell types • Potential to bring clinical benefit without immunosuppression • Builds on strong clinical data with non-selective proteasome inhibitors
Rich Platforms & Growing Pipeline	• KZR-616 is a pipeline in a drug, targeting a wide range of unmet needs in both rare and large market autoimmune indications • Protein secretion platform offers significant potential to generate novel drugs; 1st oncology clinical candidate nomination by YE 2019
Strong Clinical and Safety Data w/KZR-616	• Phase 1b in SLE patients shows favorable safety profile over nonselective proteasome inhibitors • Clinical activity seen across multiple disease parameters • Consistent pharmacology seen across three clinical trials
Value Drivers in Multiple Indications	• Phase 2 trial in LN recruiting; initial Phase 1b data presented at EULAR 2019; additional data in Q4 2019 • Trials in DM and PM, AIHA and ITP open for enrollment
Strong Cash Position	• Cash, cash equivalents, and marketable securities: $93.4M (as of 6/30/19)

KEZAR LIFE SCIENCES

2

Program Therapeutic Indication Development Stage Discovery Preclinical Phase 1 Phase 2 KZR-616 Lupus Nephritis (LN) Dermatomyositis (DM) Polymyositis (PM) Autoimmune Hemolytic Anemia (AIHA) Immune Thrombocytopenia (ITP) Protein Secretion Oncology Oncology & Autoimmunity KZR-616 and our Protein Secretion Program will address a diverse pipeline of indications Phase 1b in SLE patients Clinical Candidate in Q4 MISSION – Phase 2 MARINA – Phase 2 PRESIDIO – Phase 2

Kezar's novel, complementary drug discovery and development programs target protein homeostasis

Protein Degradation: The Immunoproteasome

The target of selective immunoproteasome inhibitor KZR-616



- Modulates multiple drivers of inflammation
- Restores normal immune responses in autoimmune disorders, while avoiding immunosuppression
- Active in broad array of autoimmune disease models

Protein Secretion: The Sec61 Translocon



Signal sequence binding site
Cytosol
ER membrane
Lumen
Sec61 translocation channel

- Broad anti-tumor activity in preclinical models
- Applications in oncology, immuno-oncology, and autoimmunity

KEZAR LIFE SCIENCES
4

The immunoproteasome is a unique type of proteasome expressed only in the immune system and at sites of inflammation Groettrup, Kirk, and Basler Nat Rev Immunol 2010 *Active sites inducing protein degradation are highlighted Constitutive proteasome Immunoproteasome Ubiquitous Expression (e.g. heart and liver) Expressed in Immune System (e.g. T-cells) Primary targets of approved drugs VELCADE and KYPROLIS Primary targets of KZR-616

Selective inhibition of the immunoproteasome is not cytotoxic and results in broad immunomodulatory activity

Dual-Targeting Proteasome Inhibitors

VELCADE (bortezomib)

KYPROLIS (carfilzomib)


Myeloma Cell
Apoptosis

- Dual inhibition required for cell death
- Death induced by protein buildup (UPR)

Selective Immunoproteasome Inhibitors


Macrophage
TNF-α
IL-23
T-cell
KZR-616
Th1 Th17
Treg
B-cell
auto-Ab

Parlati et al. Blood 2009

KEZAR LIFE SCIENCES
6

KZR-616 has the potential to address significant unmet needs in severe autoimmune diseases



Lupus Nephritis (LN)
Prevalence: *~150K US patients*
Treatment: *No approved treatments in US/EU*



Dermatomyositis (DM)/ Polymyositis (PM)
Prevalence: ~70K US patients
Treatment: *No approved treatments in US/EU*



Autoimmune Hemolytic Anemia (AIHA)/Immune Thrombocytopenia (ITP)
Prevalence: ~140K US patients
Treatment: *No approved treatments for AIHA in US/EU; limited available treatments for ITP*

Prolonged corticosteroid use results in significant complications

Existing therapies are ineffective in many patients

Targeted therapies (e.g. biologics) may not address needs of all patients with diseases characterized by defects in multiple arms of the immune system

Almani S et al. CJASN 2017
Oddis C et al. Nat Rev Rheumatol 2018
Barcellini W et al. Expert Rev Clin Immunol 2018
Lambert MP et al. Blood 2017
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4386579/figure/Fig4

KEZAR LIFE SCIENCES
7

Results from 100 healthy volunteers receiving KZR-616 support development in autoimmune disorders Consistent and reproducible pharmacology Target inhibition achieved at doses ≥30mg Similar PK and PD with 2 distinct drug product formulations Biologic activity established; consistent with preclinical models Distinct Safety Profile vs. Dual Inhibitors No prolonged hematologic AEs or laboratory abnormalities Normal renal function Single case of transient CV changes at 1st dose No peripheral neuropathy Encouraging Safety and Tolerability Profile Tolerable doses up to 75mg Most (>75%) AEs related to transient injection site reactions 1st dose effect (transient nausea/vomiting) managed with step-up dosing

KZR-616 is being evaluated in 5 separate autoimmune indications across 3 different Phase 2 clinical trials 2019 2020 2021 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Potential for further dosing DM PM Phase 2 MISSION Study Phase 2 PRESIDIO Study Phase 2 MARINA Study Phase 1b MISSION Study SLE AIHA ITP LN Potential Interim Analysis 1H 2021 Potential Interim Analysis Q4 2020 Final Data Mid-2021 Final Data 2H 2021 Final Data 2H 2021

Ph1b/2 MISSION Study: Modulator of the Immunoproteasome for Systemic Lupus with and without Nephritis Endpoints 1o: Safety 2o: Recommended Phase 2 doses, Plasma PK Exploratory: Efficacy, PD, Biomarkers, Pharmacogenomics Cohort 2 (n=5) completed Cohort 1 (n=8) completed 616 (60mg) 13 weeks Follow Up 12 weeks Study NCT03393013 Cohort 2a (n=14) ONGOING 616 (30à45à60mg) 13 weeks Follow Up 12 weeks 13 weeks Follow Up 12 weeks Cohort 2b ENROLLING BILAG=British Isles Lupus Assessment Group Index; DLT=dose-limiting toxicity; PD=pharmacodynamics; Pred=prednisone; SLEDAI-2K=SLE Disease Activity Index 2000; SOC=standard of care Phase 1b Dose Escalation SLE 616 (30à60mg)* 616 (45mg) 13 weeks Follow Up 12 weeks Poster presentation at ACR 2019 on 11/12/2019 Abstract #2520 *lyophilized drug product

Safety and Tolerability KZR-616 dosed at both 45 and 60 mg (with step-up dosing) well tolerated for 13 weeks of treatment Largely avoided toxicities seen with dual proteasome inhibitors Encouraging early data suggests low infection rate Initial data from the Ph 1b portion of the MISSION study supports advancement into Ph 2 trials across multiple indications Efficacy Consistent and broad improvement seen across all measures of disease activity at week 13 PK and PD Consistent, dose proportional PK Target levels of immunoproteasome inhibition were reached with all dose levels

Treatment Emergent Adverse Events (TEAEs) in the MISSION Study are consistent with those seen in Healthy Volunteer Study (HVS) n (%, # of AEs) Cohort 1 45 mg N=8 Cohort 2 60 mg N=5 Cohort 2a 30→60 mg N=11 All KZR-616 N=24 TEAEs 8 (100, 44) 5 (100, 58) 7 (64, 47) 20 (83, 149) TEAEs ≥Grade 3 0 (0, 0) 1 (20, 1) 1 (9, 1) 2 (8, 2) TEAEs leading to drug discontinuation 0 (0, 0) 1 (20, 1) 2 (18, 2) 3 (13, 3) Serious TEAEs 0 (0, 0) 1 (20, 1)* 1 (9, 1)^ 2 (8, 2) Serious infectious TEAE 0 (0, 0) 0 (0, 0) 1 (9, 1)^ 1 (4, 1) Non-serious infectious TEAE 1 (13, 1) 0 (0, 0) 2 (18, 2) 3 (13, 3) Any injection site reaction (ISR) TEAE 6 (75, 35) 4 (80, 19) 4 (36, 24) 14 (58) Any non-ISR TEAE in ≥2 pts Nausea 2 (25, 2) 4 (80, 6) 3 (27, 4) 9 (38, 12) Vomiting 1 (13, 1) 5 (100, 7) 2 (18, 3) 8 (33, 11) Headache 1 (13, 1) 2 (40, 13) 1 (9, 1) 4 (17) Dizziness 1 (13, 1) 2 (40, 2) 0 (0, 0) 3 (13) Pyrexia 0 (0, 0) 2 (40, 2) 1 (9, 4) 3 (13) Chills 0 (0,0) 1 (20, 1) 1 (9, 2) 2 (8) *1 case of thrombotic microangiopathy ^1 case of herpes zoster 1st dose effect

KZR-616 shows broad immunomodulatory activity in evaluable patients at 13 weeks (n=11)

Efficacy Measures	KZR-616
TJC/SJC (joints)	55% of evaluable pts had ≥50% improvement on either TJC OR SJC
CLASI-A (mucocutaneous)	57% of evaluable pts with CLASI-A ≥4 at BL (n=7) had decrease ≥4 points
SLEDAI	82% of evaluable pts had a decrease ≥2 points; 45% had a decrease ≥4 points
PhGA/PtGA/PtP	55%, 91%, and 91% of evaluable pts had ≥10-point reduction, respectively
Biomarker	50% of evaluable pts with low complement levels at BL (n=6) had resolution

Safety population (received ≥1 dose of KZR-616) (N=24)

Pts receiving ≥1 month of dosing with KZR-616 (n=16)

Pts completing 13 weeks of treatment (n=11)

KEZAR LIFE SCIENCES 13

Broad and consistent improvement shown across all measures of efficacy in evaluable patients at 13 weeks TJCSJCCLASI-ASLEDAI PhGAPtGAPtP BL: 13.8 Mean Change in Efficacy Measures Across Cohorts: BL-W13 BL: 10.9 BL: 58.3 BL: 63.9 BL: 63.9 TJC=tender joint count; SJC=Swollen Joint Count; CLASI-A=Cutaneous Lupus Erythematosus Severity Index-Activity ; SLEDAI=Systemic Lupus Erythematosus Disease Activity Index 2000; PhGA/PtGA/PtP=Physician Global Assessment/Patient Global Assessment/Patient assessment of pain (see Appendix for definitions of each)

Randomize 1:1:1:1 Ph2 MISSION Study: Enhanced clinical trial design is more robust and in line with other LN studies Amended Phase 2 Design Endpoints 1o: Safety 2o: Efficacy (Complete and partial renal response rates, SLEDAI-2K, corticosteroid use) Exploratory: PD, Biomarkers, Pharmacogenomics Study NCT03393013 PD=pharmacodynamics; Pred=prednisone; CYC= cyclophosphamide; MMF=Cellcept/mycophenolate mofetil; SLEDAI-2K=SLE Disease Activity Index 2000 Participants will have the option to enroll in a separate 24-week Open Label Extension KZR-616 60mg*+ MMF/Pred or CYC/Pred KZR-616 45mg *+ MMF/Pred or CYC/Pred KZR-616 30mg + MMF/Pred or CYC/Pred Placebo + MMF/Pred or CYC/Prednisone Adults w/LN (N=64) 6-month Primary Endpoint, with potential for interim analysis *1st dose is 30mg (pending approval of protocol amendment)

Key protocol changes should improve recruitment and garner a more robust and meaningful data read on ‘616 Trial Feature Original New Treatment duration 3 months 6 months + (separate 6-month open-label extension) Number of patients 48 64 Dose levels 30 and 45mg 30, 45, 60mg Background medication MMF + steroids only MMF + steroids or CYC + steroids Inclusion/Exclusion criteria Enrollment 1-3 months into induction Enrollment 0-3 months into induction 6-month biopsy window 12-month biopsy window Site Expansion 16 (predominantly US) 60+ (global) Data analysis Primary endpoint @3 mo Primary endpoint @6 mo w/potential interim analysis

Ph 2 PRESIDIO Study: Placebo-controlled Study of the Efficacy and Safety of Treating Dermatomyositis and Polymyositis with the Selective Immunoproteasome Inhibitor KZR-616



Treatment Period 1
Treatment Period 2
Adult patients with DM or PM (N=24)
Randomize 1:1
KZR-616 45mg* SC once weekly
Placebo SC once weekly
*1st 2 doses are 30mg
Placebo SC once weekly
KZR-616 45mg* SC once weekly
*1st 2 doses are 30mg
Safety Follow Up
Week 16 Endpoint
Week 32 Endpoint
Week 40 End of study

Endpoints

1º: Efficacy: Total Improvement Score (TIS)

2º: Safety and tolerability; Patient Reported Outcomes (PROs), PK

Exploratory: Biomarkers, PK/PD relationship

Study NCT04033926

KEZAR LIFE SCIENCES

17

Ph 2 MARINA Study: Modulator of the Immunoproteasome for Autoimmune Hemolytic Anemia and Immune Thrombocytopenia



Adult patients with active AIHA (Cohort 1) or ITP (Cohort 2) (N=40)
Randomize 1:1
KZR-616 30mg SC once weekly (N=10/cohort)
KZR-616 45mg* SC once weekly (N=10/cohort)
*1st 2 doses are 30mg
Safety Follow Up
Week 13 Efficacy Endpoint, with potential for interim analysis
Week 25 End of Study

Endpoints

1°: Efficacy: Hematologic Improvement

2°: Safety and tolerability; PK

Exploratory: Biomarkers, PK/PD relationship

Study NCT04039477

KEZAR LIFE SCIENCES
18

Kezar has multiple small molecule approaches to modulating protein secretion at the Sec61 Translocon

Multiple Protein Secretion Inhibitors

- Compelling anti-cancer activity in pre-clinical models
- Potential for multiple clinical candidates
- Tunable selectivity


Signal sequence binding site
SRP
SR
Cytosol
ER membrane
Lumen
Sec61 translocation channel

Specific Protein Secretion Inhibitors

- Target selective approach
- High value / validated targets
- Applications in oncology and autoimmunity

Clinical candidate nomination expected in Q4 2019

KEZAR LIFE SCIENCES

19

The Kezar Opportunity: Pioneering immunoproteasome inhibition, a new approach in autoimmunity

KZR-616: A Novel, Differentiated Approach	• Potential to be a first-in-class selective immunoproteasome inhibitor • Uniquely broad immunomodulatory approach, with target expressed across all immune cell types • Potential to bring clinical benefit without immunosuppression • Builds on strong clinical data with non-selective proteasome inhibitors
Rich Platforms & Growing Pipeline	• KZR-616 is a pipeline in a drug, targeting a wide range of unmet needs in both rare and large market autoimmune indications • Protein secretion platform offers significant potential to generate novel drugs; 1st oncology clinical candidate nomination by YE 2019
Strong Clinical and Safety Data w/KZR-616	• Phase 1b in SLE patients shows favorable safety profile over nonselective proteasome inhibitors • Clinical activity seen across multiple disease parameters • Consistent pharmacology seen across three clinical trials
Value Drivers in Multiple Indications	• Phase 2 trial in LN recruiting; initial Phase 1b data presented at EULAR 2019; additional data in Q4 2019 • Trials in DM and PM, AIHA and ITP open for enrollment
Strong Cash Position	• Cash, cash equivalents, and marketable securities: $93.4M (as of 6/30/19)

KEZAR LIFE SCIENCES
20